UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2006

B of I HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

BofI Holding, Inc. (the “Registrant”) is presenting a slide show at the Wall Street Analyst Forum’s 17th Annual Analyst Conference at the Princeton Club in New York, NY on Wednesday, September 27, 2006 at 10:30 AM. A copy of the information in the slide show is attached below and is incorporated herein by reference. This Form 8-K and the information attached below shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of September 27, 2006, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement

Statements contained in the slide show presentation that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Registrant’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Registrant has filed with the Securities and Exchange Commission.

Set forth below, are the presentation materials:

September 2006

Safe Harbor
Statements contained in the slide show presentation
that state expectations or predictions about the future
are forward-looking statements intended to be
covered by the safe harbor provisions of the Securities
Act and the Exchange Act. The Registrant’s actual
results could differ materially from those projected in
such forward-looking statements. Factors that could
affect those results include “Risk Factors” and the
other factors appearing in the documents that the
Registrant has filed with the Securities and Exchange
Commission.

Equity Snapshot
Exchange/Symbol: NASDAQ/BOFI
Price (9/15/2006): $6.93
Shares Outstanding: 8.38 M
Market Capitalization: $58.10 M
BV Per Share (06/30/06 - mrq)
$7.77
Price/Book (9/15/06 price/mrq) : 0.89X
Total Assets (06/30/06 - mrq): $737.84 M
Publicly traded since: March 15, 2005
Price/Earnings (9/15/06 price/ttm)
20.38X

Corporate Overview
To be the premier low-cost operator in the
consumer financial services industry
MISSION STATEMENT
• Federally charted savings bank
• Regulated by the Office of Thrift
Supervision
• Deposits insured by the Federal
Deposit Insurance Corporation
BofI Holding, Inc.
BofI Trust 1
(Trust Preferred)
Bank of
Internet USA
BANK OF INTERNET USA

Investment Highlights
The Internet creates an opportunity for a more
efficient banking model
BofI has a unique, low-cost and scalable
operating model
Proprietary software and technology
Strong record of growth and profitability
Portfolio of high quality assets nationwide
Attractive valuation – book value

Mature Industries Evolving to Lowest Cost Producers 6

73
62
98
111
99
78
126
221
41
41
44
40
41
58
148
42
45
39
49
52
0
25
50
75
100
125
150
175
200
Dec-02 Dec-03 Dec-04 Dec-05 6 Mo Jun-06
ING Bank, FSB ($60.9B) E*Trade Bank ($36.8B)
Net Bank ($4.2B) Bank of Internet ($0.7B)
7
Comparison of Efficiency Ratios*
Bank
Industry
Average: 56
Source:  FDIC, “Statistics on Depository Institutions – For Each Calendar Year.” Data does not include holding companies.
* Efficiency ratio = non-interest expense as a percentage of net interest income plus non-interest income

Common-sized income statement comparison
BofI earnings through lower costs
Income Statement Comparison
Bank of All S&Ls- Assets
Internet USA (1) $100 Mil - $1 Bil ING Bank NetBank
(In basis points on average assets)
Income:
Interest income 494 559 481 581
Interest expense 347 256 365 346
Net interest income 147 303 116 235
Fees and other income 15 121 1 49
        Subtotal - Income 162 424 117 284
Operating overhead:
Personnel 34 160 20 292
Premises & equipment 13 45 8 114
Other G & A 21 88 20 281
Loan loss provision -2 8 0 18
         Subtotal - Overhead 65 302 48 706
Pre-tax operating earnings 97 122 69 -422
Securities gains 0 9 0 152
Pre-tax earnings 97 131 69 -270
Source: FDIC - Statistics on Depository Institutions – Six months ended June 30, 2006.
(1)  Excludes operating income and expense of BofI Holding, Inc. Holding company data is also not included in competitor information.

• Outsource core banking
system
• Proprietary CRM and
fraud control
• No legacy systems
Building Blocks for
Successful Execution
COST EFFECTIVE PROCESS
• Assembly-line simplicity
• Streamlined deposit &
loan approval
• Real-time customer
information
SCALABLE TECHNOLOGY
• Superior risk management
• Quality underwriting
• Intelligent product
selection
EXPERIENCED MANAGEMENT
• Self-service design
• Efficient automation
• Minimal manual
intervention
AUTOMATED SERVICE

Annual Net Interest Income vs
Noninterest Expense
$218,000 $273,000                    $405,000                 $609,000 $738,000
2002 2003 2004 2005 2006
Assets in Thousands
Net Interest
Income (in 000s)
Noninterest Expense
EXCLUDING SALARY & WAGES
10
For the Fiscal Years Ended June 30
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000

$0
$5
$10
$15
$20
$25
$30
Demonstrated Scalability
Assets per Employee at Fiscal Year End
(At Year Ends June 30, and at December 31, 2005)
(full-time equivalent employees)
(Dollars in millions)
Source:  FDIC
14 Employees
$0 Assets
25 Employees
$738M Assets
20 Employees
$273M Assets
2001                     2002                 2003               2004                   2005                   2006
Bank Industry Average = $6.9 million

Consumer Focused
Product Strategy
Internet search- consumer direct: Google, Bankrate, etc.
Demographic-specific websites:
Senior Bank Site – launched January 2006
My RV Bank – launched August 2006
Banco de Internet – to be implemented
New initiative - marketing through affiliates / social networking:
Adding senior executive position
Obtained regulatory approval for unique compensation plan

6,367 9,569 13,653 19,827 22,468 0 10,000 20,000 2002 2003 2004 2005 2006 Total Number of Deposit Accounts Strong Track Record of Growth 13 * * At each fiscal year end June 30.

$217.6 $273.5 $405.0 $609.5 $737.8 $0 $200 $400 $600 $800 $1,000 2002 2003 2004 2005 2006 Total Assets ($ in millions) Strong Track Record of Growth 14 * At each fiscal year end June 30. *

$3,497
$5,088
$6,530
$8,969
$9,955
$0
$2,000
$4,000
$6,000
$8,000
$10,000
2002 2003 2004 2005 2006
Net Interest Income
($ in thousands)
Strong Track Record of Growth

* For each fiscal year ended June 30.
*

$1,020 $1,730 $2,175 $2,869 $3,266 $- $1,000 $2,000 $3,000 $4,000 2002 2003 2004 2005 2006 Net Income ($ in thousands) Strong Track Record of Growth 16 * * For each fiscal year ended June 30.

Multifamily mortgages – 62%
Single family mortgage – 17%
Commercial real estate loans – 2%
Mortgage-backed securities – 19%
FNMA, FHLMC, GNMA
Investment in High Quality Assets
19%
17%
62%
2%
Investments by Type
June 30, 2006

4% 5% 36% 8% 10% 5% 6% 7% 19% California - Southern California - Northern Washington Colorado Arizona Texas Oregon Florida All other states Geographic Breakdown Mortgage Loans As of June 30, 2006 18

History of Quality Assets
Since inception through June
30, 2006, BOFI has had no
mortgage-loan:
Write-offs
Foreclosure sales
Restructurings
No subprime lending or risky
mortgage-backed securities.
Loan portfolio is supported by
exceptional LTVs
Allowance for Loan Losses
$0
$500
$1,000
$1,500
Jun-02 Jun-03 Jun-04 Jun-05 Jun-06
0.24%
0.26%
0.28%
0.30%
0.32%
0.34%
Allowance for loan loss Allowance as % of gross loans
Ave Loan to Value (LTV) by Mortgage Type
June 30, 2006
52%
47%
50%
60%
62%
46%
38%
51%
0%
10%
20%
30%
40%
50%
60%
70%
Single Family Multifamily Commercial Total
Average Median

Liability Growth by Type
($ in Millions)
(At June 30, 2006)
$0
$100
$200
$300
$400
$500
$600
2001 2002 2003 2004 2005 2006
($000)
Checking and savings Time deposits
Advances from FHLB
Stable Deposit Base,
Managed Interest Rate Risk
More than 22,000 online deposit
customers
36% of accounts are checking and
savings
80% of all checking and savings
accounts opened between July 1,
2004 and June 30, 2006 are still open
88% of all Senior checking accounts
opened between July 1, 2004 and
June 30, 2006 are still open
FHLB Advances -
Principally used as a
hedging vehicle – use fixed rate advances
to help match maturities of hybrid-arm
loan re-pricing.
Mix of Funding
($ in millions)
June 30, 2006
$129.8
$65.0
$228.2
$236.2
Time deposits- less
$100k
Time deposits-
$100k+
Checking and
savings accounts
Advances from
FHLB

Capital Structure
Initial Public Offering - March 2005
Added $31.3 million in equity and 3,052,174 common shares; 36%
of total shares outstanding of 8,561,725
Provides capital to grow bank
Dividends
No dividends paid on common shares
$5.2 million in convertible preferred with 6% dividend
Stock Options
Under FASB 123R start expensing stock options effective 7/1/05.
Operating results for fiscal 2006 included $409,000, of stock option expense, a reduction 3 cents per fully diluted share for fiscal 2006
Stock Buyback
Re-purchased 163,500 shares during fiscal 2006 at average price of
$8.10 per share.

Banking Environment Challenges
Maintain Net Interest Margin
Until the flat yield curve reverses, BofI net interest margins will narrow with asset growth.
BofI’s low cost structure, compared to traditional banks of similar asset size, allows profit with a smaller net interest margin and better opportunity to deploy excess capital
Move into consumer lending to generate additional interest income
Risk Premiums and Competition for Mortgage Loans
Many mortgage lenders have relaxed credit standards
BofI’s low overhead loan origination structure reduces pressure to originate loans for portfolio and promotes selective purchases of whole loans and MBS
Real Estate Bubble? BofI Reduces Risk by:
No subprime lending
Low loan to value and geographic diversification

Selected Annual Financial Data
and BOFI Goals
For or At the Year Ended YoY
% Chg
2005 2006
(fav /-unfav)
Goals(2)
Net Income (000s) 2,869 $         3,266 $         14%
Diluted Earnings Per Share 0.40 $           0.34 $           -15%
Return on Avg Common Stockholders' Equity 6.73% 4.56% -32% 10.00%
Efficiency Ratio (1) 48.05% 51.20% -7% 40.00%
Total Assets (000s) 609,508 $     737,835 $     21% $ 1 Billion
Loans Held For Investment (000s) 486,872 $     533,641 $     10%
Total Deposits (000s) 361,051 $     424,204 $     17%
Book Value Per Common Share 7.47 $           7.77 $           4%
(1) Non-interest expense divided by the sum of net interest income and non-interest income.
(2) Rates are annualized.
June 30,

Growth Strategy
Build Bank Size and Efficiency
Use IPO capital to grow to $1 billion
Improve efficiency ratio to 40% or lower
Improve ROE to 10% or greater
Expand Products Capabilities
Home Equity Loans
Launched online originations in late July 2006.
Move from seven states to about 50 states by November.
Auto / Recreational Vehicle Loans – to be announced
Build Affiliate Relationships for Deposit, Loans and Fee Income
Mortgage Lending
Opportunistic purchases
Establish relationships with other mortgage lenders for non-portfolio product

Home Equity Loan Snap Shot

• Offering Top Rates to Most Credit Worthy Customers
• Sample of $1.8 million in originations, weighted average:
– Balance = $95,000
– 1
st
Mortgage =$313,000
– Combined Loan to Value= 60%
– FICO= 757 – High of 802 and low of 672
– Debt to Income= 41%
• Average Rate = 7.28%
•
Compares Favorably to 5.18% Loan Portfolio Yield
for Fiscal 2006

Website Re-fresh 26 • Reorganizing for Better Navigation – November 2006

Experienced Management Team
Gary Lewis Evans
President and CEO
30 + years management experience in commercial and savings banking
Andrew Micheletti
Vice President and CFO
25 + years experience in financial management, accounting and auditing
Michael J. Berengolts
VP and Chief Technology Officer
10 + years experience in technology and information systems management

Investment Highlights

The Internet creates an opportunity for a more
efficient banking model
BofI has a unique, low-cost and scalable
operating model
Proprietary software and technology
Strong record of growth and profitability
Portfolio of high quality assets nationwide
Attractive valuation – book value

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B of I HOLDING, INC.

Date: September 27, 2006	By:	/s/ Gary Lewis Evans
Gary Lewis Evans President and Chief Executive Officer